2Q20 Earnings Presentation   August 4, 2020

Disclaimer   IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only.   Forward-Looking Statements   This presentation contains forward-looking statements. These forward-looking statements include assumptions about customer demand, competitive landscape and product trends,   expectations for the ongoing expansion of the Verge Credit product and contributions from ancillary card products and Katapult and our assumptions about marketing and discretionary   expenses. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,”   “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on   certain assumptions and judgments, including the effects on our business of the COVID-19 pandemic, its impact on our ability to continue to service our customers, our revenue and   overall financial performance and the manner in which we are able to conduct our operations, the performance of Katapult, increases in charge-offs in light of the impact of the COVID-19   pandemic, our ability to execute on our business strategy and our ability to accurately predict our future financial results. These assumptions and judgments may prove to be inaccurate in   the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to   timing, extent, likelihood and degree of occurrence. There are important factors both within and outside of our control that could cause our actual results to differ materially from those in   the forward-looking statements. These factors include the impact of COVID-19 on the macro-economic environment and how that may impact our customers and other parties with whom   we do business, our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal   forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to   affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and   keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective   or existing customers; inaccurate information supplied by customers or third parties could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of   customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states;   disruption to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well   as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking   statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.   Non-GAAP Financial Measures   In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income   (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average   shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party   lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a   supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings   Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and   the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the   Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted   EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other   measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined   Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined   Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core   operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and   Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA,   Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income,   Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income   generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by   reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average   Assets as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within Exhibit 99.1 on Form 8-K filed on August 3, 2020, slide   13 and within the Supplemental Tables to the CURO Q2 2020 Conference Call at https://ir.curo.com/events-and-presentations.   The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This   document may not be removed from the premises, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document   has been received in error it must be returned immediately to us.   2

Second Quarter 2020 Highlights   3   Customer trends   2020 Weekly Application Volume Loan Balances (1)   Balance sheet and credit Financial performance   (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.   (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 11 and 12 of Exhibit 99.1 to Form 8-K filed on August 3,   2020, slide 13 of this presentation and within the Supplemental Tables to the CURO Q2 2020 Conference Call at https://ir.curo.com/events-and-presentations.   ($ in millions)   2020 Transaction Mix (week ended)   Payment Assistance Provided   (loan count)   Cash Balances   Early-stage delinquencies   Revenue   Adjusted EBITDA (2)   Adjusted EPS (2)   $615   $677   $731 $743   $620   $491   $0   $150   $300   $450   $600   $750   $900   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   $83 $92   $62 $75   $139   $269   $0   $50   $100   $150   $200   $250   $300   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   ($ in millions)   $0   $100   $200   $300   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   Revenue Net revenue   ($ in millions)   $0.80   $0.52   $0.71   $0.80 $0.77   $0.53   $0.00   $0.20   $0.40   $0.60   $0.80   $1.00   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   ($ in millions)   $73   $54   $67 $68 $66   $51   10%   15%   20%   25%   30%   $0   $20   $40   $60   $80   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   Adjusted EBITDA   Adjusted EBITDA (%)   -40%   -30%   -20%   -10%   0%   10%   20%   0%   2%   4%   6%   8%   10%   Dec-18Mar-19 Jun-19 Sep-19Dec-19Mar-20 Jun-20   Early Stage Delinquencies   YoY Change in Early Stage Delinquencies   YoY   Change   -   2,000   4,000   6,000   8,000   10,000   3/15 4/12 5/10 6/7 7/5 8/2   U.S. Canada   30%   40%   50%   60%   70%   1/   4   1/   25   2/   15 3/   7   3/   28   4/   18 5/   9   5/   30   6/   20   7/   11 8/   1   Internet Store   20%   40%   60%   80%   100%   120%

Customers are Managing their Finances Prudently   2020 Weekly Loan Application Volumes (indexed to week of 3/7)   2020 Weekly Loan Approval Rates (indexed to week of 3/7)   4   Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand   2020 Loan Originations (indexed to week of 3/7)   0%   50%   100%   150%   200%   2019 2020   0%   20%   40%   60%   80%   100 2019 2020   0%   50%   100%   150%   200%   2019 2020

2020 weekly delinquent loans as percentage of total (excluding Single Pay loans)   5   Customers are Managing their Finances Prudently (cont’d)   YoY Change in   Past Due AR   Past Due   AR %   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   15%   0%   5%   10%   15%   20%   1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due %

YOY sequential change in loan balances affects provision comps   6   Allowance coverage reflects continued uncertainty levels   ($ in millions)   Allowance for loan losses as a percentage of loans by product (1)   Provision for loan losses by product   0%   5%   10%   15%   20%   25%   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   Unsecured Installment Unsecured Installment - CSO Secured Installment Open-End Single-Pay   (1) Includes the Allowance for Loan Losses for Company Owned Loans and Liability for Loans Guaranteed by the Company under CSO programs   1   $61 $62 $69 $68 $53   $24   $7 $8   $9 $11   $10   $7   $25 $29   $31   $38   $41   $21   $8   $12   $15   $12   $10   -$3   -$20   $0   $20   $40   $60   $80   $100   $120   $140   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   Unsecured Installment Secured Installment Open-End Single-Pay

Core Operating Expense Trends (1)   7   Continuing to Manage Expenses Carefully   • Lowered operating expenses across several major categories in mid-March   • Reduced advertising and variable compensation costs, froze hiring, suspended merit   increases and drove savings from work-from-home initiatives   • Realized targeted $11 million to $13 million in cost savings vs. operating plan in Q2 2020   • Expense control measures to remain in place until business volume normalizes   ($ in millions)   $0   $20   $40   $60   $80   $100   $120   $140   $160   $180   $200   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 YTD 2019 YTD 2020   Advertising Adjusted NACOPS Adjusted Corporate, district and other   (1) Adjusted Non-Advertising Costs and Adjusted Corporate, district and other excludes Depreciation and Amortization and other expenses excluded in reconciliation Net Income to Adjusted   Net Income. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 13.

Katapult – The New Way to Pay, for Everyday People   Leader in greenfield ecommerce non-prime space Strong revenue growth trends   Weekly origination volume remains robust (1) Ecommerce wins enhance growth opportunities   (year-over-year growth rate)   Triple digit weekly volume (by $) increases during the pandemic   (1) Origination volumes indexed to the week ended March 7   Partnerships with Affirm and Wayfair started in 2019   0%   50%   100%   150%   200%   250%   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020   8   YOY Growth   Rate   Growth Rate vs   week of 3/7   0%   100%   200%   00%   400%   500%   600%   0%   50%   100%   150%   200%   250%   300% 2020 2019 YoY Increase

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4   Senior Notes 8.25%   U.S. SPV    (3)   1-Mo LIBOR + 6.25%   (3)   Canada SPV 3-Mo CDOR + 6.75%   U.S. Revolver 1-Mo LIBOR + 5.00%   Canada Revolver   Canada Prime   Rate +1.95%   Interest Rate Counterparties   Maturity Dates   2020 2021 2022 2023 2024 2025   Strong Debt Capitalization and Liquidity   9   Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to   rounding.   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within   pages 11 and 12 of Exhibit 99.1 to Form 8-K filed on August 3, 2020 and within the   Supplemental Tables to the CURO Q2 2020 Conference Call at https://ir.curo.com/events-and-   presentations.   (2) Net Debt excludes U.S. and Canada SPV debt.   (3) The Non-Recourse U.S. SPV Facility (“U.S. SPV”) was entered into on April 8, 2020.   Concurrent with the closing, we drew $35.2 million on the facility. The Non-Recourse U.S. SPV   Facility initially provided for $100.0 million of borrowing capacity and, on July 31, 2020,   additional commitments were obtained increasing capacity to $200.0 million. As a result of the   increase in commitments, interest now accrues at an annual rate of one-month LIBOR (with a   floor of 1.65%) plus 6.25% on balances up to $145.5 million. Balances over that amount   accrue interest at an annual rate of one-month LIBOR (with a floor of 1.65%) plus 9.75%.   Proven Access to Diverse Funding Sources   Well-positioned Funding for Growth Supported by High-Quality Partners   Strong Liquidity with Stable Leverage   ($ in millions)   $695   $765   $877 $877   $977    $-   $200   $400   $600   $800   $1,000   $1,200   12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2020   Senior Notes U.S. SPV Commitment (3)   Can da SPV Commitment U.S. Revolver Capacity   Ca ada Revolver Capacity   ($ in millions) 2016 2017 2018 2019   Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 138.7$ 269.3$   Total Liquidity 205.6$ 363.4$   Debt / LTM adjusted   EBITDA   (1) 3.2x 3.0x 3.7x 3.0x 3.1x 3.2x   Net Debt / LTM adjusted   EBITDA   (1, 2) 2.7x 2.5x 3.2x 2.6x 2.8x 2.7x   December 31, March, 31   2020   June 30,   2020

COVID-19 Customer Care Plan Reinforces our Commitment to   Service and Responsible Lending   Waived 150k Returned Item   fees saving customers   over $3 million   Cashed stimulus checks   worth nearly $50 million   free of charge saving   customers $1 million   25k Due Date Changes, and   10k Payment Plans   Over $4 million of Payments   Waived on 25k accounts   Through July 2020, we have provided substantial financial support to our customers in the form of Payment   Waivers, Due Date Changes and Payment Plans on almost 60,000 loans or 12% of our active loans   Committed $500,000 to   Frontline Foods to help   feed healthcare workers   10

Trends to Watch in 2H20   11   • Customer demand increasing as the reopening process gains momentum   • Potential additional stimulus measures impacting demand and credit trends   • Seasonal demand lift from back-to-school shopping activity   • Competitive landscape changes creating growth opportunities   • Smaller, branch-only competitors are under considerable stress   • Prime and near-prime lenders have tightened their credit boxes   • Canadian open-end loan product resuming its upward trajectory   • Customer assistance requests remaining low and stable with recent levels   • Continued transaction mix shift toward online in U.S. and Canada   • Ongoing expansion of Verge Credit product   • Now offered in 10 U.S. states, up from 4 in 1Q20   • Growing contributions from ancillary card products and Katapult   • Marketing and discretionary expenses remaining low until customer demand improves

12   Appendix

Core Operating Expense Reconciliation   13   ($Millions)   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 11 and 12 of Exhibit 99.1 to Form 8-K filed on August 3, 2020 and within the Supplemental Tables to the CURO   Q2 2020 Conference Call at https://ir.curo.com/events-and-presentations.   (2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs   related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 1H 2019 1H 2020   Corporate, district and other 49.1$ 35.3$ 38.7$ 37.1$ 42.8$ 36.8$ 84.4$ 79.6$   Less:   Depreciation and Amortization 2.1 1.8 1.8 1.8 1.9 1.9 4.0 3.8   Share-based compensation   (1)   2.2 2.6 2.8 2.7 3.2 3.3 4.8 6.5   Legal and other   (1)   1.8 - 0.9 2.2 1.1 0.9 1.8 2.1   U.K. related costs   (1)   7.8 0.7 0.3 - - - 8.5 -   Canada GST Adjustment   (1)   - - - - - 2.2 - 2.2   Add:   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - 8.4 -   Adjusted Corporate, district and other 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 120.6$ 104.9$   Non-advertising costs of providing services 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 120.6$ 104.9$   Less:   Depreciation 2.8 2.8 2.8 2.7 2.6 2.6 5.6 5.2   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - 8.4 -   Adjusted Non-advertising costs of providing services 54.8$ 51.8$ 54.0$ 54.0$ 52.7$ 47.0$ 106.6$ 99.7$   Advertising 7.8$ 12.8$ 16.4$ 16.4$ 12.2$ 5.8$ 20.6$ 18.0$   Adjusted Non-advertising costs of providing services 54.8 51.8 54.0 54.0 52.7 47.0 106.6 99.7   Adjusted Corporate, district and other 62.3 58.3 60.3 60.3 55.4 49.6 120.6 104.9   Total Core Costs 124.9$ 122.9$ 130.8$ 130.7$ 120.3$ 102.3$ 247.8$ 222.6$